                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Broadview Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              BROADVIEW MEDIA, INC.

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                SEPTEMBER 7, 2005

                              ---------------------

TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

         The 2005 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Wednesday, September 7, 2005, at 1:00 P.M., Central Daylight Savings Time, for the following purposes:

         1. To set the number of members of the Board of Directors at five (5).

         2.       To elect directors of the Company for the ensuing year.

         3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on July 11, 2005 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                             TERRY L. MYHRE
                                             Chairman of the Board, Chief
                                             Executive Officer


Dated: July 15, 2005
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 7, 2005

                              ---------------------

                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on September 7, 2005, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July 18, 2005.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed July 11, 2005 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 11, 2005, 7,720,747 shares of the Company's Common Stock, par value $.01 per share, and 500,000 shares of the Company's Series B Preferred Stock, par value $.01 per share, were issued and outstanding. Common Stock and Series B Preferred Stock are the only outstanding classes of stock of the Company. Each share of Common Stock and Series B Preferred Stock is entitled to one vote and holders of Common Stock and Series B Preferred Stock will vote together as a single class on the matters set forth in the Notice of Annual Meeting. Holders of the Common Stock and Series B Preferred Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock and Series B Preferred Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of July 11, 2005.

         NAME AND ADDRESS               AMOUNT AND NATURE OF          PERCENT OF
         OF BENEFICIAL OWNER         SHARES BENEFICIALLY OWNED(1)      CLASS(2)
         -------------------         ----------------------------     ----------

         Terry Myhre                         5,953,750(3)                64.6%
         9691 101st St N.
         Stillwater, MN 55082

         Roger Kuhl                          1,458,750                   18.9%
         15028 64th Ave North
         Maple Grove, MN 55311

--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 11, 2005 or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.
(3) Includes 1,000,000 shares which may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversation of Series B Preferred Stock. Mr. Myhre beneficially owns all of the Company's outstanding Series B Preferred Stock.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of July 11, 2005 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                      NUMBER OF SHARES             PERCENT OF
OFFICER OR IDENTITY OF GROUP           BENEFICIALLY OWNED(1)           CLASS(2)
----------------------------           ----------------------         ----------
Terry Myhre                                 5,953,750(3)                 64.6%
Mark "Red" White                               10,000                       *
Richard Letsche                                 3,000                       *
Tom Tucker                                        500                       *
Nels Johnson                                        0                       *
Robert Kramarczuk                                   0                       *
H. Michael Blair                                    0                       *
Current Directors and Executive
  Officers as a Group (7 persons)           5,967,250(3)                 68.9%

---------------------
 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of July 11, 2005, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.
(3) Includes 1,000,000 shares that may be purchased upon exercise of a currently exercisable warrant and 500,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock. Mr. Myhre beneficially owns all of the Company's outstanding Series B Preferred Stock.


                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that we follow are summarized below.

INDEPENDENCE

         The Board has determined that a majority of its members are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. (the "NASD"). Our independent directors are Richard Letsche, Robert Kramarczuk, and Nels Johnson.

CODE OF ETHICS

         Broadview Media has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. Our Code has been filed as an exhibit to our annual report on Form 10-KSB for fiscal year ended March 31, 2004. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

BOARD AND COMMITTEE MEETINGS. During fiscal 2005, the Board held seven (7) meetings. Each director attended at least 75% of the meetings of the Board and the committees on which such director served.

DIRECTOR ATTENDANCE POLICY

         Directors' attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting Broadview Media. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. All of the Company's directors attended the last annual meeting of shareholders, which was held in July 2004.

COMMITTEES OF THE BOARD

         Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The members of the Audit Committee are Richard Letsche, Chairman, Robert Kramarczuk and Nels Johnson. The members of the Compensation Committee are Terry Myhre and Robert Kramarczuk.

AUDIT COMMITTEE INDEPENDENCE AND FINANCIAL EXPERT STATUS

         Members of the Audit Committee of Broadview Media are considered "independent directors" under the rules of the NASD. The Audit Committee reviews, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent auditors and reviews other matters relating to our relationship with our independent auditors. The Board has determined that Richard Letsche is the "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. We acknowledge that the designation of Mr. Letsche as the audit committee financial expert does not impose on Mr. Letsche any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Letsche as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee's Report is included on page 10. The Audit Committee met six (6) times during fiscal 2005.

COMPENSATION COMMITTEE.

         The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our plans. The Compensation Committee met once during fiscal 2005.

NOMINATING PROCEDURES AND POLICY

         Broadview Media does not have a formal nominating committee. The Company's Board of Directors is relatively small in number and a majority of the directors are "independent directors" as defined under the rules of the NASD. Accordingly, the Board does not see the need for a formal separate nominating committee at this time and the entire Board of Directors participates in the consideration of director nominees. The Board does not have a nominating committee charter. The Board's nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Board considers the following factors and qualifications:

     o the appropriate size and the diversity of the Company's Board of Directors;

     o the needs of the Board with respect to the particular talents and experience of its directors;

     o the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

     o   familiarity with domestic business matters;

     o   age and legal and regulatory requirements;

     o   experience with accounting rules and practices;

     o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members;

     o   experience in the Company's industry;

     o   experience as a board member of another publicly held company; and

     o   academic expertise in an area of the Company's operations.

         The Board will consider the attributes of candidates nominated and the needs of the Board, and will review all candidates in the same manner. Shareholders who wish to recommend one or more persons for election as a director must provide written recommendation to the Company's principal offices at 4455 West 77th Street, Minneapolis, MN 55435, directed to the attention of the Corporate Secretary. The Corporate Secretary will forward the recommendations to the full Board for consideration.

         Any recommendations so submitted by a shareholder must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee recommended by the shareholder, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and to consider such person for election.

         The Board of Directors believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three boards of other public companies. The Board of Directors may, however, modify these minimum qualifications from time to time.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS TO DIRECTORS

         Shareholders may communicate directly with Broadview Media's Board of Directors. All communications should be in writing and should be directed to the Corporate Secretary at the Company's principal offices: 4455 West 77th Street, Minneapolis, MN 55435. Each communication should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for one or more specific directors. If no individual director is specified, the communication will be forwarded to the entire Board.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our CFO at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the shareholder's name, address, the number of shares such shareholder owns and any material interest the shareholder may have in the proposal. The CFO will forward the proposals and recommendations to the Board of Directors.


                                    H. Michael Blair, CFO
                                    Broadview Media Inc.
                                    4455 West 77th Street
                                    Edina, MN 55435

DIRECTORS FEES

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he serves as a director. The Audit Committee Chair receives additional compensation of $1,800 per quarter. Total payments of $31,400 were made to directors during FY05.

                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each Annual Meeting. The Board of Directors recommends that the number of directors be set at five (5). Under applicable Minnesota law, approval of (i) the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 2,055,188 shares of Common Stock and Series B Preferred Stock, voting together as a class; (ii) the election of each nominee requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director and executive officers.

                                       CURRENT
                                     POSITION(S)                                                           DIRECTOR
     NAME                  AGE      WITH COMPANY       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       SINCE
     ----                  ---      ------------       ----------------------------------------------      --------
Terry L. Myhre             60      Chairman, CEO,    Chairman of the Board and CEO of the Company since      2003
                                    director and     January 2004; President and owner of Minnesota
                                      nominee        School of Business since 1988; President and
                                                     co-owner of Globe Business College since 1972; and
                                                     President and CEO of Utah Career College since 1998
                                                     and co-owner of Utah Career College from 1998 to its
                                                     acquisition by the Company on July 1, 2005.

Nels  Johnson              52       Director and     President of Download Recordings, Inc., a contract      2002
                                      nominee        software developer and consultant specializing in
                                                     digital video and web site design and operation
                                                     since 1996.

                                       CURRENT
                                     POSITION(S)                                                           DIRECTOR
     NAME                  AGE      WITH COMPANY       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       SINCE
     ----                  ---      ------------       ----------------------------------------------      --------
Richard W. Letsche         62       Director and     Part-time business consultant since 1998.  Partner      2003
                                      nominee        of McGladrey & Pullen, LLP, CPAs and Consultants,
                                     1972-1998.

Thomas  C. Tucker          55       Director and     Vice President, director and co-owner of Institute      2003
                                      nominee        of Production and Recording (IPR), an audio
                                                     production and audio engineering school, since
                                                     2002. President and co-owner of Master Mix
                                                     Studios and Tucker Productions, a professional
                                                     recording studio, from 1996 to 2002.

Robert A. Kramarczuk       65       Director and     Director MBA program of Augsburg College since          2004
                                      nominee        2004; Associate Dean of College of Management,
                                                     Metropolitan State University from 1997 to 2001;
                                                     Chairman and CEO of Classic Holdings, Inc., a
                                                     hospitality, real estate, investment and construction
                                                     company, 1995 to present.

Mark "Red" White           52     Chief Operating    Chief Operating Officer of the Company since July
                                      Officer        17, 2003; Director of Operations of the Company
                                                     since April 1999.  Mr. White has 30 years of
                                                     experience in the entertainment (film, video and
                                                     music) industry.

H. Michael Blair           60     Chief Financial    CFO of the Company since October 1, 2001.
                                      Officer        Independent CPA and business consultant since May,
                                                     2000. CFO, United Market Services, Inc., a
                                                     livestock marketing firm, 1989-2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company had a management services agreement with Platinum Group ("Platinum"), under which Dean Bachelor and Kenneth C. Ritterspach (both partners in Platinum) had assumed the roles of Chairman/CEO and President/COO, respectively. In addition, other members of Platinum performed project work as needed. The intent of the engagement was to provide the Company with day-to-day senior leadership. The aggregate payment was $0 and $135,000 during 2005 and 2004, respectively (including a retainer of $10,000 biweekly and out of town travel expenses). The agreement terminated on October 15, 2003, after a 120-day termination notice was exercised.

         In July 2003, the Board of Directors established a $300,000 unsecured line of credit with Mr. Terry L. Myhre, the Company's current Chairman and CEO, at an annual interest rate of 5.5% and expiring April 30, 2006. As of March 31, 2005 and 2004, there were no borrowings on this line of credit. On May 27, 2004, the line was increased to $800,000 and extended to October 31, 2006. On March 30, 2005, the line was increased to $1,000,000 and extended to December 31, 2006. Interest expense on this line of credit was $4,216 and $4,905 for 2005 and 2004, respectively.

          In December 2004, the Company borrowed $75,000 from H. Michael Blair, the Company's CFO, which was repaid in March 2005. Interest expense on the loan was $1,039. In September 2003, the Company borrowed $100,000 from H. Michael Blair, which was repaid in December 2003. Interest expense on the loan was $1,356.

         In May 2004, the Company announced that it had entered into a strategic relationship with Minnesota School of Business (MSB), a company owned by the Company's Chairman and CEO, to offer digital video courses at one of the Company's Minneapolis, Minnesota, facilities. A principal reason for the relationship is that the Company had underutilized production facilities and these facilities could be used for teaching students of MSB. Offering digital, video-based courses provides a way for students to receive instruction in an apprenticeship environment within a for-profit business. This relationship is intended to be part of the Company's plan to build a post-secondary career curriculum, and also a part of its broader strategic plan to transition the Company into the post-secondary education market. The agreed upon terms include a quarterly charge per student which the Company would receive. In 2005 and 2004, the Company billed MSB $85,000 and $33,000. The services were billed at rates consistent with similar independent customers.

         On July 1, 2005, the Company completed its acquisition of Utah Career College (UCC), a privately-owned, post-secondary institution that offers career vocational training programs. Terry Myhre, the Company's CEO, was the majority owner of Utah Career College. Utah Career College provides Title IV accreditation, a key factor in obtaining student loans for the post-secondary market. The acquisition of this post-secondary career college is intended to allow the Company to expand its presence in the post-secondary education market and allow it to pursue a strategic direction and transition to become a direct participant in the post-secondary education market. To acquire UCC, the Company issued 5,000,000 shares of Common Stock, which are unregistered, and are referred to as restricted shares, under federal securities laws. 3,403,750 of such shares were issued to Mr. Myhre, and the balance was issued to the other owner of UCC. Through March 31, 2005, the Company paid $105,524 of fees related to the UCC acquisition, which are carried as an asset on the balance sheet.

                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the NASD that governs audit committee composition.

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, as filed with the Securities and Exchange Commission.

         Richard Letsche, Chairman
         Robert Kramarczuk
         Nels Johnson

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the Company's last three fiscal years of persons serving as CEO in FY05 or who are executive officers whose total salary and bonus for the FY05 exceeded $100,000.

                                    ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                 ---------------------------------------------------------------
                                                                      AWARDS             PAYOUTS
                                                               ----------------------    -------
                                                               RESTRICTED                 LTIP       ALL OTHER
     NAME AND         FISCAL     SALARY    BONUS                 STOCK       OPTIONS/    PAYOUTS   COMPENSATION
PRINCIPAL POSITION     YEAR         $        $      OTHER        AWARDS       SARS #        $            $
------------------    ------     -------   -----    -----      ----------    --------    -------   ------------

Terry Myhre,           2005        --        --       --         --             --         --           --
Chairman and CEO(1)
                       2004        --        --       --         --             --         --           --

Mark " Red" White,     2005      100,154
COO(2)
                       2004       94,731

(1)  Mr. Myhre became the CEO of the Company on January 29, 2004.
(2) Mr. White became an executive officer of the Company (COO) on July 17, 2003.

 OPTION/STOCK APPRECIATION RIGHTS (SAR) GRANTS DURING THE 2005 FISCAL YEAR

         No options were granted in the 2005 fiscal year to the officers named in the Summary Compensation Table.

OPTION/STOCK APPRECIATION RIGHT (SAR) EXERCISES DURING THE 2005 FISCAL YEAR
    AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the exercise of stock options during the 2005 fiscal year by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                         NUMBER OF
                          SHARES        VALUE          NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-THE-MONEY
                         ACQUIRED      REALIZED   OPTIONS/SARS AT FISCAL YEAR END      OPTIONS AT FISCAL YEAR END ($)
        NAME            ON EXERCISE      ($)        (EXERCISABLE/UNEXERCISABLE)         EXERCISABLE/UNEXERCISABLE(1)
        ----            -----------    --------   -------------------------------    ---------------------------------
Terry Myhre                    0            0             0            0                     0            0
Mark "Red" White           9.500       51,656             0            0                     0            0

(1) Market value of underlying securities at March 31, 2005 ($4.01) minus the exercise price.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to insiders were complied with, except Mark "Red" White was late filing a Form 4 to report 1 transaction.

                              INDEPENDENT AUDITORS


Lurie Besikof Lapidus & Company, LLP acted as the Company's independent auditors for the fiscal years ended March 31, 2005 and 2004. A representative of Lurie Besikof Lapidus & Company, LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.



         INDEPENDENT AUDITOR'S FEES. The following table presents fees for professional services rendered by Lurie Besikof Lapidus & Company, LLP ("LBLCO") for the years ended March 31, 2005 and 2004. LBLCO was first engaged by the Company to perform the March 31, 2002 audit.

         -----------------------------------------------------------------------
                                               FY 2004                 FY 2005
         -----------------------------------------------------------------------
         Audit Fees                            $40,850                 $44,150
         -----------------------------------------------------------------------
         Audit-Related Fees                         $0                      $0
         -----------------------------------------------------------------------
         Tax Fees                               $2,225                  $1,000
         -----------------------------------------------------------------------
         All Other Fees                        $11,352                 $28,441
         -----------------------------------------------------------------------

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining LBLCO's independence and has determined that such services have not adversely affected LBLCO's independence.

         Audit fees are for professional services rendered and expenses incurred for the audit of the Company's annual financial statements and review of financial statements included in our Forms 10-KSB and 10-QSB or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

         Tax fees include fees for services provided and expenses incurred in connection with tax compliance and tax planning issues.

         All other fees include services related to Section 382 limitations, review and concurrence regarding proposed acquisition issue, and other similarly related matters.

PRE-APPROVAL POLICIES AND PROCEDURES

         Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent auditors in order to assure that the provision of such services does not impair the auditor's independence. A pre-approval policy was approved by the Audit Committee on May 17, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to Richard Letsche, Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 2005 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2006 Annual Meeting must be received by the Company by March 20, 2006, to be includable in the Company's proxy statement and related proxy for the 2006 Annual Meeting.

         Also, if a shareholder proposal intended to be presented at the 2005 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after June 3, 2006, then management named in the Company's proxy form for the 2006 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2005, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2005 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated: July 15, 2005
Minneapolis, Minnesota

                             BROADVIEW MEDIA, INC.
                                     PROXY
    FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 7, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Myhre and Mark "Red" White or either of them acting alone, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of Broadview Media, Inc, a Minnesota corporation (the "Company"), to be held on Wednesday, September 7, 2005 at 1:00pm, and at any adjournment or postponement thereof, and to vote all shares of stock of the Company standing in the name of the undersigned on July 11, 2005, with all of the powers the undersigned would possess if personally present at such meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                             BROADVIEW MEDIA, INC.

                               SEPTEMBER 7, 2005

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

 --Please detach along perforated line and mail in the envelope provided.--




PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                    FOR  AGAINST  ABSTAIN

1. Set the number of directors at five (5)          [ ]    [ ]      [ ]

Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

2. Election of Directors:

[ ] FOR ALL NOMINEES               NOMINEES:
                                   [ ] Nels Johnson
[ ] WITHHOLD AUTHORITY             [ ] Richard Letsche
    FOR ALL NOMINEES               [ ] Robert Kramarczuk
                                   [ ] Terry Myhre
[ ] FOR ALL EXCEPT                 [ ] Tom Tucker
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]



To change the address on your account, please check the box
at right and indicate your new address in the address space     [ ]
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________  Date: ____________

Signature of Shareholder _____________________  Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.